MEMBERS LIFE INSURANCE COMPANY
TRUSTAGE™ ZONECHOICE ADVANTAGE ANNUITY
SUPPLEMENT DATED JUNE 17, 2025 TO
TRUSTAGE™ ZONECHOICE ADVANTAGE ANNUITY
PROSPECTUS DATED MAY 1, 2025

This supplement updates the prospectus for the annuity contract listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.
Under CONTRACT VALUE – Interim Value – Strike Price of the Option, delete the bullets for “Short put”
and “Short call” and replace with the following:
•Short put:
oFloor and Boost Crediting Strategies: Index Value as of the start of the Interest Term
oBuffer Crediting Strategies: (Index Value at start of the Interest Term) x (1 + Buffer)
•Short call:
oFloor and Buffer Crediting Strategies: (Index Value as of the start of the Interest Term) x
(1 + Cap Rate/Participation Rate)
oBoost Crediting Strategies: (Index Value as of the start of the Interest Term) x (1 + (Cap
Rate – Boost)/Participation Rate + Boost)
In APPENDIX B - State Variations of Certain Features and Benefits, the first paragraph in the row for
California has been revised to state as follows:

California	See “Getting Started – The Accumulation Period – Right to Examine”
Your refund will be the greater of your
Contract Value or your Purchase Payment
less withdrawals. If you cancel the Contract,
the distribution is taxable as ordinary income
to the extent it exceeds your investment in
the Contract. A Contract cancellation could
have an unfavorable tax impact.
If your age as of the Contract Issue Date is at
least 60 years old, you must return your
Contract within 30 days of receipt.

If you have any questions, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly,
Iowa 50677.
10012009-0525